UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 14, 2021
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

000-16844	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
PECO ENERGY COMPANY:
Trust Receipts of PECO Energy Capital Trust III, each representing a 7.38% Cumulative Preferred Security, Series D, $25 stated value, issued by PECO Energy Capital, L.P. and unconditionally guaranteed by PECO Energy Company
	EXC/28	New York Stock Exchange

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.

On September 14, 2021, PECO Energy Company (PECO) issued $375 million aggregate principal amount of its First and Refunding Mortgage Bonds, 2.850% Series due 2051. See Item 2.03 below for a description of those bonds and related agreements.

Section 2 — Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 14, 2021, PECO issued $375 million aggregate principal amount of its First and Refunding Mortgage Bonds, 2.850% Series due 2051 (Bonds). The Bonds were issued pursuant to PECO’s First and Refunding Mortgage, dated as of May 1, 1923, as amended and supplemented and as further amended and supplemented by the One Hundred and Twentieth Supplemental Indenture, dated as of September 1, 2021 (120th Supplemental Indenture). The Bonds were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (Registration No. 333-233543-03).

PECO will use the net proceeds from the sale of the Bonds to refinance at maturity PECO’s $300 million First and Refunding Mortgage Bonds 1.700% Series due 2021 and for general corporate purposes.

The Bonds will mature on September 15, 2051. The Bonds carry an interest rate of 2.850% per annum, which is payable semi-annually on March 15 and September 15, commencing on March 15, 2022. The Bonds are redeemable at any time at PECO’s option as provided in the 120th Supplemental Indenture. A copy of the 120th Supplemental Indenture, which establishes the terms of the Bonds, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

In connection with the issuance of the bonds, Ballard Spahr LLP provided PECO with the legal opinions attached to this report as Exhibit 5.1 and Exhibit 8.1.

A copy of the Underwriting Agreement dated September 7, 2021 among PECO, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and MUFG Securities Americas Inc., as representatives of the several underwriters named therein is filed as Exhibit 1.1 to this report.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

The following exhibits are filed herewith and are exhibits to the Registration Statement on Form S-3, Registration No. 333-233543-03, as noted below:

Exhibit No.	Description
1.1
Underwriting Agreement dated September 7, 2021 among PECO, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and MUFG Securities Americas Inc., as representatives of the several underwriters, as representatives of the several underwriters named therein.

4.1	One Hundred and Twentieth Supplemental Indenture dated as of September 1, 2021 from PECO to U.S. Bank National Association, as trustee.
5.1	Exhibit 5 Opinion of Ballard Spahr LLP
8.1	Exhibit 8 Opinion of Ballard Spahr LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by PECO Energy Company include those factors discussed herein as well as the items discussed in (1) the Registrant’s 2020 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 19, Commitments and Contingencies; (2) PECO Energy Company's Second Quarter 2021 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 15, Commitments and Contingencies; and (3) other factors discussed in filings with the Securities and Exchange Commission by PECO Energy Company.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. PECO Energy Company undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PECO ENERGY COMPANY

/s/ Robert J. Stefani
Robert J. Stefani
Senior Vice President, Chief Financial Officer and Treasurer
PECO Energy Company

September 14, 2021

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement dated September 7, 2021 among PECO, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and MUFG Securities Americas Inc., as representatives of the several underwriters, as representatives of the several underwriters named therein.

4.1	One Hundred and Twentieth Supplemental Indenture dated as of September 1, 2021 from PECO to U.S. Bank National Association, as trustee.
5.1	Exhibit 5 Opinion of Ballard Spahr LLP
8.1	Exhibit 8 Opinion of Ballard Spahr LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.